UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 20, 2026
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 20, 2026, Michael L. Olosky, age 58, was elected to the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”), with a term expiring in October 2028. He has been appointed to the Corporate Governance & Sustainability and Executive Organization & Compensation Committees of the Board of Directors.

Mr. Olosky has served as Chief Executive Officer of Simpson Manufacturing Co., Inc. (“Simpson”) (NYSE: SSD), an industry leader in engineered structural connectors and building solutions, since January 2023. From November 2020 until December 2022, Mr. Olosky served as Simpson's Chief Operating Officer. Prior to joining Simpson, Mr. Olosky spent more than 22 years in numerous leadership positions at Henkel, a global chemical and consumer goods company. He most recently served as the Regional President, Henkel North America and Head of the Electronics and Industrial Division.

As a non-employee director, Mr. Olosky will receive compensation in the same manner as Applied’s other non-employee directors, which compensation Applied previously disclosed in its Proxy Statement for Applied’s 2026 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on September 10, 2026. In addition, Mr. Olosky will enter into an Indemnification Agreement with Applied, the form of which is filed as Exhibit 10.4 to Applied’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

An annual meeting of the shareholders of Applied Industrial Technologies, Inc. was held on October 20, 2026. At that meeting, there were 36,733,899 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows (as rounded):

1.    Election of three persons to be directors for a term of three years:

Name	Shares Voted For Election	Shares As To Which Voting Authority Withheld	Broker Non-Votes
Robert J. Pagano, Jr.	27,434,584	303,196	1,523,813
Neil A. Schrimsher	30,145,352	321,228	1,523,813
Pamela J. Tomczik	30,265,275	201,305	1,523,813

The terms of the following directors continued after the meeting: Madhuri A. Andrews, Shelly M. Chadwick, Vincent K. Petrella, Joe A. Raver and Richard J. Simoncic.

2.    A nonbinding advisory vote to approve the compensation of Applied's named executive officers as described in Applied's proxy statement dated September 10, 2026:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
29,946,147	451,212	69,221	1,523,813

3.    Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as Applied's independent auditors for the fiscal year ending June 30, 2027.

Shares Voted For Ratification	Shares Voted Against Ratification	Shares Abstained From Voting
30,789,800	1,148,221	52,372

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No. Description

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Jon S. Ploetz
Jon S. Ploetz, Vice President-General Counsel & Secretary
Date: October 22, 2026